UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. ALEXANDER’S HOLDINGS, INC.

(Name of registrant as specified in its Charter)

(Name of person(s) filing proxy statement, if other than the Registrant)

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Your Vote Counts! J. ALEXANDER’S HOLDINGS, INC. 2021 Annual Meeting Vote by June 28, 2021 11:59 PM ET J. ALEXANDER’S HOLDINGS, INC. 3401 WEST END AVE, SUITE 260 P.O. BOX 24300 NASHVILLE, TN 37202 D54358-P56729 You invested in J. ALEXANDER’S HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 29, 2021 9:30 AM CDT Franklin Marriott Cool Springs 700 Cool Springs Blvd. Franklin, TN 37067 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1.Election of Class III Directors Nominees: 01) Douglas K. Ammerman For 02) Lonnie J. Stout II 2.Ratification of the appointment of KPMG LLP as the registered independent public accounting firm for fiscal year 2021.For 3.To approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in the Proxy Statement. For 4.To consider and act upon a non-binding, advisory proposal on the frequency of future advisory votes on the compensation of the named executive officers. 1 Year NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D54359-P56729